SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 27, 2008
Date of report (Date of earliest event reported)
HMN FINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24100	41-1777397

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1016 Civic Center Drive Northwest
PO Box 6057
Rochester, Minnesota	55903-6057

(Address of Principal Executive Offices)	(Zip Code)
(507) 535-1200
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 27, 2008, we amended and restated our employment agreement with our chief executive officer to (a) modify the payments to the chief executive officer in the event of termination of employment, (b) ensure compliance with Section 409A of the Internal Revenue Code of 1986 and (c) make certain other changes to the terms of the chief executive officer’s employment.
     Under the terms of the amended and restated employment agreement, our chief executive officer is entitled to an annual base salary of $338,000, use of an automobile and monthly dues at the Rochester Golf and Country Club. In addition, he in entitled to severance pay in the event (a) his employment is terminated involuntarily by us for any reason other than (i) for cause, as defined in the agreement, or (ii) for failure to extend the agreement or (b) he terminates his employment for good reason, as defined in the agreement.
     On May 27, 2008, we also entered into change-in-control agreements with our chief executive officer and our other executive officers that provide these executive officers with severance payments in the event of a change in control of our company and termination or constructive termination of employment (as defined in the change-in-control agreements, as well as continued health benefits and two years of life and disability insurance premiums. The executive officers’ severance is a cash payment equal to the multiple set forth in the table below of the executive officers’ prior year salary plus actual bonus paid in the prior year.

Name and Principal Position	Multiple
Michael McNeil
President and Chief Executive Officer	2.99
Jon J. Eberle
Senior Vice President, Chief Financial Officer and Treasurer	2.0
Dwain C. Jorgensen
Senior Vice President, Technology, Facilities and Compliance Services	2.0
Susan K. Kolling
Senior Vice President,Business Development	2.0
Bradley C. Krehbiel
Executive Vice President, Business Banking	2.0
     This description of the agreements are only a summary and are qualified in their entirety by the full text of the form of the amended and restated employment agreement and change-in-control agreement, which are included as Exhibits 10.1 and 10.2 to this current report on Form 8-K and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

	10.1	Employment Agreement for the Registrant’s Chief Executive Officer

	10.2	Form of Change-in-Control Agreement for the Registrant’s Executive Officers

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN FINANCIAL, INC.
Date: June 2, 2008	/s/ Jon Eberle
Jon Eberle
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Description	Manner of Filing
10.1	Employment Agreement for the Registrant’s Chief Executive Officer	Filed Electronically

10.2	Form of Change-in-Control Agreement for the Registrant’s Executive Officers	Filed Electronically